Exhibit 8.1

List of Subsidiaries of BHP Billiton Plc

Entity and Country of Incorporation	Entity and Country of Incorporation
1338768 Ontario Inc - Canada	BHP Minerals Europe Limited - United Kingdom
1342077 Ontario Inc - Canada	BHP Petroleum (UK) Limited (in liquidation) - United Kingdom
African Metals Ltd - South Africa	BHP Petroleum North Sea Limited - United Kingdom
Aluminium Consortium Venezuela B.V. - The Netherlands	BHP Venezuela DRI Limited - United Kingdom
Araguaia Participacacoes Ltda - Brazil	Billiton (BSI) Limited - (in liquidation) - United Kingdom
Assurantiekantoor Interore B.V. (in liquidation) - The Netherlands	Billiton (RA) BV - The Netherlands
Atlas Steels Company Ltd - Canada	Billiton Aluminium (RAA) Pty Ltd - Australia
Auvernier Limited ( in liquidation) - USA	Billiton Aluminium (Worsley) Pty Ltd - Australia
Baniettor Mining (Pty) Ltd - South Africa	Billiton Aluminium Australia Pty Ltd - Australia
BHP Billiton (BVI) Ltd - British Virgin Isles	Billiton Aluminium Holdings B.V. - The Netherlands
BHP Billiton (Eurasia) LLC - Russia	Billiton Aluminium SA Ltd - South Africa
BHP Billiton (RA) Limited (in liquidation) - United Kingdom	Billiton Argentina B.V. - The Netherlands
BHP Billiton (UK) Limited - United Kingdom	Billiton Australia Finance Pty Ltd - Australia
BHP Billiton Aluminium Ltd - United Kingdom	Billiton Australia Holdings B.V. - The Netherlands
BHP Billiton Aluminium Projects (Pty) Ltd - South Africa	Billiton Australia Investment 3 Pty Ltd - Australia
BHP Billiton Aluminium Vietnam Jersey Limited - Jersey	Billiton Australia Services Pty Ltd (in liquidation) - Australia
BHP Billiton Aluminium Vietnam UK Limited - United Kingdom	Billiton Brasil Holdings B.V. (in liquidation) - The Netherlands
BHP Billiton Australia UK Finance Limited - British Virgin Isles	Billiton Chile B.V. - The Netherlands
BHP Billiton Aviation (Pty) Ltd - South Africa	Billiton Chile SA (in liquidation) - Chile
BHP Billiton Company B.V. - The Netherlands	Billiton Coal Australia Holding B.V. - The Netherlands
BHP Billiton Escom Diamonds Ltd - British Virgin Isles	Billiton Coal Australia Pty Ltd - Australia
BHP Billiton Finance (USA) B.V. - The Netherlands	Billiton Coal SA Ltd - South Africa
BHP Billiton Finance Australia Limited - British Virgin Isles	Billiton Copper Holdings Inc - Canada
BHP Billiton Finance B.V. - The Netherlands	Billiton Development (Zambia) Ltd - Zambia
BHP Billiton Finance GB - United Kingdom	Billiton Development B.V. - The Netherlands
BHP Billiton Finance South Africa Limited - British Virgin Isles	Billiton Development Far East B.V. - The Netherlands
BHP Billiton Ghana B.V. - The Netherlands	Billiton E&D 14 B.V. - The Netherlands
BHP Billiton Group (BVI) Ltd - British Virgin Isles	Billiton E&D 3 B.V. - The Netherlands
BHP Billiton Group Ltd - United Kingdom	Billiton ESOP Trustee Ltd - Jersey
BHP Billiton Holdings B.V. - The Netherlands	Billiton Executive Pension Scheme Trustee Ltd - United Kingdom
BHP Billiton Holdings Ltd - United Kingdom	Billiton Exploration & Mining Indonesia B.V. - The Netherlands
BHP Billiton International Development Ltd - United Kingdom	Billiton Exploration & Mining Peru B.V. - The Netherlands
BHP Billiton International Metals B.V. - The Netherlands	Billiton Exploration Australia Pty Ltd - Australia
BHP Billiton International Services Ltd - United Kingdom	Billiton Guinea B.V. - The Netherlands
BHP Billiton Investment Holdings Limited - United Kingdom	Billiton Indonesia Holdings B.V. - The Netherlands
BHP Billiton Jersey Ltd - Jersey	Billiton Intellectual Property B.V. - The Netherlands
BHP Billiton Marketing Investments Ltd - United Kingdom	Billiton Investment 1 B.V. - The Netherlands
BHP Billiton Marylebone B.V. - The Netherlands	Billiton Investment 13 B.V. - The Netherlands
BHP Billiton Metais SA - Brazil	Billiton Investment 15 B.V. - The Netherlands
BHP Billiton Overseas Holdings Limited (in liquidation) - United Kingdom	Billiton Investment 2 B.V. - The Netherlands
BHP Billiton Paddington Limited - United Kingdom	Billiton Investment 7 B.V. - The Netherlands
BHP Billiton Petroleum Great Britain Limited - United Kingdom	Billiton Investment 9 B.V. - The Netherlands
BHP Billiton Petroleum Limited - United Kingdom	Billiton Investment 3 B.V. - The Netherlands
BHP Billiton Plc - United Kingdom	Billiton Investment 8 B.V. - The Netherlands
BHP Billiton Properties (Pty) Ltd - South Africa	Billiton Investments Ireland Ltd - Ireland
BHP Billiton Raw Materials Ltd - South Africa	Billiton Manganese Australia Pty Ltd - Australia
BHP Billiton SA Holdings Ltd - South Africa	Billiton Manganese Holdings B.V. - Australia
BHP Billiton SA Investments Ltd - United Kingdom	Billiton Marketing Investments B.V. - The Netherlands
BHP Billiton SA Limited - South Africa	Billiton Metals Canada Inc - Canada
BHP Billiton Services Jersey Ltd - Jersey	Billiton Nickel (Ravensthorpe) Pty Ltd - Australia
BHP Billiton South Africa (Jersey) Ltd - Jersey	Billiton Nickel Holdings B.V. - The Netherlands
BHP Billiton South Africa Holdings B.V. - The Netherlands	Billiton Resources Canada Inc - Canada
BHP Billiton South African Finance (in liquidation) - United Kingdom	Billiton Strator Partnership (in liquidation) - United Kingdom
BHP Billiton SSM Development Pty Ltd - Australia	Billiton Suriname Holdings B.V. - The Netherlands
BHP Billiton SSM Technology Pty Ltd - Australia	Billiton Tanzania Ltd - Tanzania
BHP Billiton UK Holdings Ltd - British Virgin Isles	Birdswood Estates (Pty) Ltd - South Africa
BHP Billiton UK Investments Ltd - British Virgin Isles	Boddington Housing Pty Ltd - Australia
BHP Billiton Victoria Ltd - United Kingdom	Braklands Properties (Pty) Ltd - South Africa
BHP Finance Services (UK) Limited - Guernsey	Cerro Matoso Holdings (BVI) Ltd - British Virgin Isles

List of Subsidiaries of BHP Billiton Plc (continued)

Entity and Country of Incorporation	Entity and Country of Incorporation
Cerro Matoso SA - Colombia	Pienaarsrivier Mynboumaatskappy Bpk - South Africa
Chemfos Limited - South Africa	Plettenberg Bay Estates Ltd - South Africa
Chrystal Services Limited (in liquidation) - British Virgin Isles	PT Billiton Indonesia - Indonesia
Coal Mines Australia Ltd - Australia	QNI (Nouvelle-Caledonie) SA - New Calendonia
Coal Operations Australia Pty Ltd - Australia	QNI Employee Share Plan Pty Ltd (in liquidation) - Australia
Compania Minera Cerro Colorado Limitada - Chile	QNI International Pty Ltd - Australia
Compania Minera Los Naranjos S.A. - Peru	QNI Metals Pty Ltd - Australia
Compania Minera Rio Quieto B.V. - The Netherlands	QNI Nickel (WA) Ltd - Australia
Conicol BVI Limited - British Virgin Isles	QNI Philippines Inc - Philippines
Consolidated Nominees (Pty) Ltd - South Africa	QNI Pty Ltd - Australia
D&H Coal Ltd - South Africa	QNI Resources Pty Ltd - Australia
Danjan (Pty) Ltd - South Africa	QNI South America Pty Ltd (in liquidation) - Australia
Donkerpoort Iron Ltd - South Africa	QNI Superannuation Nominees Pty Ltd - Australia
Douglas Colliery Ltd - South Africa	QNI Western Australia Pty Ltd - Australia
Douglas Colliery Services Ltd - South Africa	Queensland Nickel Pty Ltd - Australia
Electrolytic Metal Corporation (Pty) Ltd - South Africa	Queensland Nickel Sales Pty Ltd - Australia
Elyplac Limited ( in liquidation) - United Kingdom	RAL (Barbados) Inc - Barbados
Emaswati Coal (Proprietary) Limited (in liquidation) - Swaziland	RAL Cayman Inc - Cayman Islands
Emaswati Holding Company (Pty) Limited - Swasiland	RAL Insurance Company Ltd - Barbados
Equatorial Diamonds Limited - British Virgin Isles	Ravensthorpe Nickel Operations Pty Ltd - Australia
Ermelo Mine Services (Pty) Ltd - South Africa	Richbay Mine Holdings (Pty) Ltd - South Africa
Esidulini (Pty) Ltd - South Africa	Richbay Smelter Holdings (Pty) Ltd - South Africa
Executive Jet (Pty) Ltd - South Africa	Richigata (Eiendoms) Beperk - South Africa
Executive Wings (Pty) Ltd - South Africa	Rietspruit Mine Services (Pty) Ltd - South Africa
Exploracion Minera International Espana SA (in liquidation) - Spain	Rio Algom Exploration (Chile) Limitada - Chile
F A H Information Services (Proprietary) Limited - South Africa	Rio Algom Exploration Inc - Canada
Federale Prospekteerders Beperk - South Africa	Rio Algom Investments (Chile) Inc - Chile
Fedswa Prospekteerders (Eiendoms) Ltd - South Africa	Rio Algom Ireland Ltd - Ireland
Gard Australia Pty Ltd - Australia	Rio Algom Ltd - Canada
Gard Holdings Ltd - British Virgin Isles	Rio Algom Mining LLC - USA
Gatro South America Holdings Ltd - The Netherlands	Rio Algom Namibia (Pty) Ltd - Namibia
Gengro Ltd - South Africa	Riocerro Inc - Cayman Islands
Groote Eylandt Mining Co Pty Ltd - Australia	Riochile Inc - Cayman Islands
Hard Carbon Limited - Jersey	Riomexicanex SA de CV - Mexico
Helios Diamonds Limited - British Virgin Isles	Roedtan Mining Company (Pty) Ltd - South Africa
Hillside Aluminium Ltd - South Africa	Sage Creek Coal Ltd - Canada
Honeybourne Investments Pty Ltd - Australia	Samancor Holdings (Proprietary) Limited - South Africa
Hunter Valley Energy Coal Ltd - Australia	Samancor Ltd - South Africa
Ingwe Collieries Ltd - South Africa	San Felipe Mining Limited - British Virgin Isles
Ingwe Housing Association Ltd - South Africa	Savage & Lovemore Mining (Pty) Ltd - South Africa
Ingwe Surface Holdings Ltd - South Africa	Savannah Diamonds Limited - British Virgin Isles
Juloi Holdings Ltd - United Kingdom	Settlers Mynboumaatskappy Bpk - South Africa
Kangwane Anthracite (Pty) Ltd - South Africa	SMM Holdings Ltd - British Virgin Isles
Kganya Gen (Pty) Ltd - South Africa	Sociedad Minera La Granja SA - Peru
Levelseas Holdings Limited (in liquidation) - United Kingdom	Sociedade Geral de Mineracao de Mozambique S.A.R.L - Mozambique
Lime Technologies (Pty) Ltd - South Africa	South African Manganese (Pty) Ltd - South Africa
Main Street 58 (Pty) Ltd - South Africa	Stein Insurance Company Limited - Guernsey
Manganese Metal Co (Pty) Ltd - South Africa	Stein Insurance Company Limited - Cayman Islands
Marble Lime & Associated Industries (PvT) Ltd - Zimbabwe	Sunrise Diamonds Limited - British Virgin Isles
Maruwai Holdings Ltd - United Kingdom	Sweet River Investments Ltd (in liquidation) - Cayman Islands
McAlpine SA Limited - South Africa	Tarrus (Pty) Ltd - South Africa
Middelburg Mine Services (Pty) Ltd - South Africa	Tasmanian Electro Metallurgical Co Pty Ltd - Australia
Middelplaats Manganese Ltd - South Africa	Terra Nominees (Pty) Ltd - South Africa
Mine & Smelter Investments (Pty) Ltd - South Africa	The Wallarah Coal Company Pty Limited (in liquidation) - Australia
Minera Spence SA - Minera Spence SA	Tisand (Pty) Ltd - South Africa
Minsaco Investments Pty Ltd - Australia	Tojan Holding Co (Pty) Ltd - South Africa
MSI Investments (BVI) Limited (in liquidation) - British Virgin Isles	Tonmet AG - Switzerland
Mt Arthur Coal Pty Ltd - Australia	T-Project Holdings (Pty) Ltd - South Africa
Natural Diamond Company Limited - Jersey	Transkei Granite Holdings (Pty) Ltd - South Africa
New Horizon Diamonds Limited - British Virgin Isles	Transkei Pioneer Mining Co (Pty) Ltd - South Africa
Nippon Manganese Sales Pty Ltd - Australia	Transvaal & Delagoa Bay Investment Co Ltd - South Africa
Noumea Enterprises SA - New Calendonia	Venezuela Aluminium Holding BV - The Netherlands
NV BHP Billiton Maatschappij Suriname - The Netherlands	Western Complex Coal (Pty) Ltd - South Africa
Pering Mine (Pty) Ltd - South Africa	Worsley Alumina Pty Ltd - Australia
Pering Mine Services Holdings (Pty) Ltd - South Africa	Zululand Titanium (Pty) Ltd - South Africa
Pidgeon Molybdenum Mines Ltd - Canada

List of Subsidiaries of BHP Billiton Ltd

Entity & Country of Incorporation	Entity & Country of Incorporation
141 Union Company - USA	BHP Billiton Petroleum (NA/ME-THREE) Corp - Nova Scotia
Agnew Mining Company Pty Ltd - Australia	BHP Billiton Petroleum (NA/ME-TWO) Corp - Nova Scotia
Beswick Pty Ltd (in liquidation) - Australia	BHP Billiton Petroleum (North West Shelf) Pty Ltd - Australia
BHP (USA) Investments Inc - USA	BHP Billiton Petroleum (Pipelines Investments) Pty Ltd - Australia
BHP Asia Pacific Nickel Pty Ltd - Australia	BHP Billiton Petroleum (Victoria) Pty Ltd - Australia
BHP Billiton (Eurasia) LLC - Russia	BHP Billiton Petroleum Great Britain Ltd - United Kingdom
BHP Billiton (Trinidad) Holdings Ltd - St Lucia, West Indies	BHP Petroleum (Cambodia) Pty Ltd - Australia
BHP Billiton (Trinidad-2AB) Ltd - Canada	BHP Petroleum (Pakistan) Pty Ltd - Australia
BHP Billiton (Trinidad-2C) Ltd - Canada	BHP Petroleum (Tankers) Ltd - Bermuda
BHP Billiton (Trinidad-3A) Ltd - Trinidad	BHP Petroleum (Tolo) Inc - Canada
BHP Billiton (Trinidad-East Coast) Ltd - Canada	BHP Petroleum (UK) Corporation - USA
BHP Billiton Boliviana de Petroleo Inc - USA	BHP Petroleum (UK) Ltd (in liquidation) - United Kingdom
BHP Billiton Brasil Investimentos Ltda - Brazil	BHP Queensland Coal Investments Pty Ltd - Australia
BHP Billiton Brasil Ltda - Brazil	BHP Queensland Coal Limited - USA
BHP Billiton Capital Inc - Delaware	BHP Resources Inc - USA
BHP Billiton CBM Investments - Australia	BHP Titanium Minerals Pty Ltd - Australia
BHP Billiton Chile Inversiones Ltda - Chile	BHP Venezuela DRI Ltd - United Kingdom
BHP Billiton China Ltd - Hong Kong	BHP Venezuela Inc - USA
BHP Billiton Diamonds (Belgium) N V - Belgium	BHP Venture Investments Pty Ltd - Australia
BHP Billiton Diamonds Australia Pty Ltd - Australia	BHPB Freight Pty Ltd - Australia
BHP Billiton Diamonds Inc - Canada	Billiton Investment 12 B.V. - The Netherlands
BHP Billiton Direct Reduced Iron Pty Ltd - Australia	Billiton Marketing France SARL - France
BHP Billiton Employee Plan Pty Ltd - Australia	Billiton Marketing Holding B.V. - The Netherlands
BHP Billiton Empreendimentos Minerais Ltda - Brazil	Billiton Marketing SAR (Hong Kong) Ltd - Hong Kong
BHP Billiton Energy Coal Inc - USA	Billiton Taiwan Ltd - Taiwan
BHP Billiton Executive Services Company Pty Ltd - Australia	Broadmeadow Mines Services Pty Ltd - Australia
BHP Billiton Finance (USA) Ltd - Australia	Broken Hill Proprietary (USA) Inc - USA
BHP Billiton Finance Ltd - Australia	Bulkers Limited - Liberia
BHP Billiton Group Operations Pty Ltd - Australia	Carson Hill Gold Mining Corporation - USA
BHP Billiton Innovation Pty Ltd - Australia	Chaco Valley Energy LLC - USA
BHP Billiton International Trading (Shanghai) Co Ltd - China	Corridor Sands Limitada - Mozambique
BHP Billiton Investment Holdings Ltd - United Kingdom	County Shipping Company Limited - Hong Kong
BHP Billiton Iron Ore Pty Ltd - Australia	Dampier Coal (Queensland) Pty Ltd - Australia
BHP Billiton Japan Ltd - Japan	Dendrobium Coal Pty Ltd - Australia
BHP Billiton Japan Pty Ltd (in liquidation) - Australia	Dia Met Minerals (Africa) Ltd. - Cayman Islands
BHP Billiton Korea Co Ltd - Korea	Eloff Mining Company (Pty) Ltd - South Africa
BHP Billiton Limited - Australia	Endeavour Coal Pty Ltd - Australia
BHP Billiton LNG International Inc - USA	Global BHP Copper Ltd - Cayman Islands
BHP Billiton Lonsdale Investments Pty Ltd - Australia	Great Boulder Mines Pty Ltd - Australia
BHP Billiton Marine & General Insurances Pty Ltd - Australia	Hamilton Brothers Corporation - USA
BHP Billiton Marketing AG - Switzerland	Hamilton Brothers Exploration Company - USA
BHP Billiton Marketing Asia Pte Ltd - Singapore	Hamilton Brothers Petroleum Corporation - USA
BHP Billiton Marketing B.V. - The Netherlands	Hamilton Oil Company Inc - USA
BHP Billiton Marketing Inc - USA	Hay Point Services Pty Ltd - Australia
BHP Billiton Marketing Investments APS - Denmark	Illawarra Coal Holdings Pty Ltd - Australia
BHP Billiton Marketing Services India Pvt Ltd - India	Illawarra Services Pty Ltd - Australia
BHP Billiton Metal GmbH - Germany	International Minerals Company LLC - USA
BHP Billiton Minerals Pty Ltd - Australia	IPS USA Inc - USA
BHP Billiton Named Corporation - Canada	JMM Sub Inc - USA
BHP Billiton Nickel Nouvelle Caledonie SAS - New Caledonia	Keithen Limited (in liquidation) - Australia
BHP Billiton Petroleum (Americas) Inc - USA	Kendilo Coal Inc - USA
BHP Billiton Petroleum (Australia) Pty Ltd - Australia	Marcona International SA - Panama
BHP Billiton Petroleum (Bass Strait) Pty Ltd - Australia	Minera BHP Billiton, SA de CV - Mexico
BHP Billiton Petroleum (Deepwater) Inc - USA	Minera Escondida Ltda - Chile
BHP Billiton Petroleum (GOM) Inc - USA	Mineracao Jenipapo SA - Brazil
BHP Billiton Petroleum (International Exploration) Pty Ltd - Australia	Olympic Dam Marketing Pty Ltd - Australia
BHP Billiton Petroleum (NA/ME-ONE) Corp - Nova Scotia	Oy Alwima Ltd - Finland

List of Subsidiaries of BHP Billiton Ltd (continued)

Entity & Country of Incorporation	Entity & Country of Incorporation
Pacific Liner Services Pty Ltd - Australia	BHP Nominees Investments No 2 Pty Ltd (in liquidation) - Australia
Pilbara Gas Pty Ltd - Australia	BHP Nominees Investments No 3 Pty Ltd (in liquidation) - Australia
Point Lake Marketing Inc. - Canada	BHP Operations Inc - USA
PRI Eastern Ltd - Cook Islands	BHP Peru Holdings Inc - USA
PT BHP Billiton Indonesia - Indonesia	BHP Petroleum (Argentina) SA - Argentina
PT BHP Kendilo Coal Indonesia - Indonesia	BHP Petroleum (Ashmore Operations) Pty Ltd - Australia
PT Gag Nikel - Indonesia	PT Kalteng Coal - Indonesia
PT Gorontalo Minerals - Indonesia	PT Lahai Coal - Indonesia
PT Juloi Coal - Indonesia	PT Maruwai Coal - Indonesia
BHP Billiton Petroleum International Pty Ltd - Australia	PT Pari Coal - Indonesia
BHP Billiton Petroleum Investments (Great Britain) Pty Ltd - Australia	PT Ratah Coal - Indonesia
BHP Petroleum India Pvt Ltd - India	PT Sumber Barito Coal - Indonesia
BHP Petroleum North Sea Ltd - United Kingdom	Samancor AG - Switzerland
BHP Billiton Petroleum Ltd - United Kingdom	San Juan Coal Company - USA
BHP Billiton Petroleum Pty Ltd - Australia	San Juan Transportation Company - USA
BHP Billiton Petroleum Trading and Marketing (Asia) Pte Ltd - Singapore	San Manuel Arizona Railroad Company - USA
BHP Billiton Petroleum Trading and Marketing Inc - USA	Southeastern Petroleum Sales Corporation - USA
BHP Billiton Petroleum Trading and Marketing Pty Ltd - Australia	Southern Cross Fertilisers Pty Ltd - Australia
BHP Billiton PNG Services Limited - Papua New Guinea	Tavela Pty Ltd (in liquidation) - Australia
BHP Billiton Raw Materials B.V. - The Netherlands	The Broken Hill Proprietary Company Pty Ltd - Australia
BHP Billiton Shared Business Services Pty Ltd - Australia	The Norwegian Oil Corporation (DNO-US) - USA
BHP Billiton Tintaya SA - Peru	The World Marine & General Insurance Plc - United Kingdom
BHP Billiton World Exploration Inc - Canada	Three Springs Talc Pty Limited - Australia
BHP Canadian Diamonds Company - Canada	Transition Benefits Fund Pty Ltd (in liquidation) - Australia
BHP Capital No 20 Pty Ltd - Australia	UMAL Consolidated Pty Ltd - Australia
BHP Chile Inc - USA	Universal Ore and Alloys Ltd (in liquidation) - Hong Kong
BHP Coal Holdings Pty Ltd - Australia	Western Hog Ranch Company - USA
BHP Coal Pty Ltd - Australia	Western Mining Corporation Pty Ltd - Australia
BHP Copper Inc - USA	Western Mining Mongolia XXK - Mongolia
BHP Development Finance Pty Ltd - Australia	Western Venture Inc - USA
BHP Escondida Inc - USA	Westmin Talc (U.K) - United Kingdom
BHP Finance Investments (I) Pty Ltd (in liquidation) - Australia	Westmin Talc Pty Ltd - Australia
BHP Finance (International) Inc - USA	Wesminco Oil Pty Ltd - Australia
BHP Finance (Investments) USA Inc - USA	Westminer Insurance Pte Ltd - Singapore
BHP Finance (USA) Inc (in liquidation) - USA	WMC (Argentina) Inc - USA
BHP Financial Services (UK) Ltd - Guernsey	WMC (China) Pty Ltd - Australia
BHP Group Resources Pty Ltd - Australia	WMC (Liberia) Limited - Hong Kong
BHP Hawaii Inc - USA	WMC (Mineral Sands) Pty Ltd - Jersey
BHP Holdings (International) Inc - USA	WMC (Olympic Dam Corporation) Pty Ltd - Australia
BHP Holdings (Operations) Inc - USA	WMC (Olympic Dam Operations) Pty Ltd - Australia
BHP Holdings (Resources) Inc - USA	WMC (Peru) Inc - USA
BHP Holdings (USA) Inc - USA	WMC Automation Pty Ltd - Australia
BHP Holdings International (Investments) Inc - USA	WMC Corporate Services Inc - USA
BHP International Finance Corporation - USA	WMC Exploration Chile SA - Chile
BHP International Participacoes Ltda - Brazil	WMC Exploration Inc - USA
BHP Iron Ore (Jimblebar) Pty Ltd - Australia	WMC Finance (USA) Limited - Australia
BHP Iron Pty Ltd - Australia	WMC Finance Limited - Australia
BHP Khanij Anveshana Private Limited - India	WMC Holdings Pty Ltd - Australia
BHP Madagascar SARL - Madagascar	WMC Innovation Pty Ltd - Australia
BHP Madencilik Limited Sirketi - Turkey	WMC Kazakstan Ltd - Jersey
BHP Mineral Resources Inc - USA	WMC Mineracao Limiteda - Brazil
BHP Minerals Asia Inc - USA	WMC Resources (China) Pty Ltd - Australia
BHP Minerals Asia Pacific Pty Ltd - Australia	WMC Resources (Nambia) (Pty) Ltd - Namibia
BHP Minerals Europe Ltd - United Kingdom	WMC Resources Exploration Pty Ltd - Australia
BHP Minerals Exploration Inc - USA	WMC Resources International (RSA) Pty Ltd - Australia
BHP Minerals Ghana Inc - USA	WMC Resources International Pty Ltd - Australia
BHP Minerals Holdings Pty Ltd - Australia	WMC Resources Ltd - Australia
BHP Minerals India Pvt Ltd - India	WMC Resources Marketing (UK) Limited - United Kingdom
BHP Minerals International Exploration Inc - USA	WMC Resources Marketing Pty Ltd
BHP Minerals International Inc - USA	WMC Resources Marketing Pty Ltd - Australia
BHP Minerals Norway Pty Ltd (in liquidation) - Australia	WMC Securities Pty Ltd - Australia
BHP Minerals Pacific Inc - USA	WMC Services Pty Limited - Australia
BHP Minerals Service Company - USA	WMC Xinjiang Mineral Industry Services Company Ltd - China
BHP Mitsui Coal Pty Ltd - Australia	Yakabindie Nickel Pty Ltd - Australia
BHP Navajo Coal Company - USA	Yeelirrie Development Company Pty Ltd - Australia
BHP Nominees Investments No 1 Pty Ltd (in liquidation) - Australia	Yeelirrie Management Services Pty Ltd - Australia